VOYA PRIME RATE TRUST

Voya Prime Rate Trust

(the "Trust")

Supplement dated August 11, 2020

to the Trust's 5,000,000 Common Shares Prospectus and

25,000,000 Common Shares Prospectus,

each dated June 30, 2020

(each a "Prospectus" and collectively the "Prospectuses")

Effective immediately, the Trust's Prospectuses are hereby revised as follows:

1.The first sentence in the sub-section entitled "Voya Prime Rate Trust – Description of the Trust – NYSE Listed" is hereby deleted in its entirety and replaced with the following:

As of June 5, 2020 the Trust had 147,130,780.50 Common Shares outstanding, which are traded on the NYSE under the symbol PPR.

2.The following table in the section entitled "Description of the Trust" is hereby deleted in its entirety and replaced with the following:

Title of Class	Number Authorized	Number Held By the	Number Outstanding
		Trust for its Own
		Account
Common Shares	Unlimited	0	147,130,780.50

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE